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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 16, 2004

Momenta Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-50797 (Commission File Number)	04-3561634 (IRS Employer Identification No.)

43 Moulton Street, Cambridge, MA (Address of Principal Executive Offices)	02138 (Zip Code)

(617) 491-9700
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

        On August 16, 2004, Momenta Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the quarter ended June 30, 2004. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.
	By:	/s/ RICHARD P. SHEA Richard P. Shea Chief Financial Officer (Principal Financial Officer)
Date: August 16, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Momenta Pharmaceuticals, Inc., dated August 16, 2004.

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  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX